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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 11, 1996



                                  AAON, INC.

            (Exact name of registrant as specified in its charter)


          Nevada                33-18336-LA       87-0448736
          ------                -----------   ------------------
(State or other jurisdiction    (Commission      (IRS Employer
     of incorporation)          File Number)  Identification No.)


                    2425 South Yukon, Tulsa, Oklahoma 74107
                    ---------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (918) 583-2266


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Item 5.   Other Events.
          ------------

          On September 11, 1996, Registrant executed the Second Restated Revolving Credit Loan Agreement effective July 1, 1996.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) A copy of the Second Restated Revolving Credit Loan Agree ment is filed herewith as Exhibit 1.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAON, INC.



Date:  September 25, 1996               By: /s/ John B. Johnson, Jr.
                                            ------------------------------------
                                            John B. Johnson, Jr., Secretary

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